UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                BCB Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

March 12, 2007

Dear Fellow Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of BCB Bancorp, Inc. The annual meeting will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, at 10:00 a.m., Eastern time, on April 26, 2007.

The enclosed Notice of annual meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of BCB Bancorp, Inc. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that shareholders may have.

The annual meeting is being held so that shareholders may vote upon the election of three directors and the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2007.

The Board of Directors has determined that approval of the matters to be considered at the annual meeting is in the best interests of shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the matters to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own. Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated, since a majority of the common stock must be represented at the annual meeting, either in person or by proxy, to constitute a quorum for the conduct of business.

Sincerely,

/s/ Mark D. Hogan

Mark D. Hogan
Chairman of the Board

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On April 26, 2007

      Notice is hereby given that the Annual Meeting of Shareholders of BCB Bancorp, Inc., will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 26, 2007 at 10:00 a.m., Eastern time.

      A Proxy Card and a Proxy Statement for the annual meeting are enclosed.

      The annual meeting is being held so that shareholders may vote on the following matters:

      1.    The election of three directors;
      2. The ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2007; and

Such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

      Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Shareholders of record at the close of business on March 5, 2007, are the shareholders entitled to vote at the annual meeting or any adjournments thereof.

      EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED ANY TIME PRIOR TO THE ANNUAL MEETING. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN NOTICE OF REVOCATION, SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORDHOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                         By Order of the Board of Directors

                                         /s/  Mark D. Hogan

                                         Mark D. Hogan
                                         Chairman of the Board

Bayonne, New Jersey
March 12, 2007

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                                 PROXY STATEMENT

                                BCB Bancorp, Inc.
                                104-110 Avenue C
                            Bayonne, New Jersey 07002
                                 (201) 823-0700

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on April 26, 2007

________________________________________________________________________________

                                  INTRODUCTION
________________________________________________________________________________

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BCB Bancorp, Inc. to be used at the Annual Meeting of Shareholders, which will be held at The Chandelier Restaurant, 1081 Broadway, Bayonne, New Jersey 07002, on April 26, 2007, at 10:00 a.m., eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 12, 2007.

      At the annual meeting shareholders will vote on the election of three directors, the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2007 and such other matters as may properly come before the annual meeting or any adjournments thereof.
________________________________________________________________________________

                              REVOCATION OF PROXIES
________________________________________________________________________________

      Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and any adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the annual meeting.

      Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, the submission of a later dated proxy or by voting in person at the annual meeting. The presence at the annual meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

      If your shares of common stock are held in "street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the annual meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

________________________________________________________________________________

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________________________

      Holders of record of our common stock as of the close of business on March 5, 2007, our record date, are entitled to one vote for each share then held. As of the record date, we had 5,009,250 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

      Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such beneficial ownership. We are aware of one group who beneficially owned in excess of 5% of the common stock on the Record Date, that being Wellington Management Company, LLP owning 354,505 shares or 7.08% of our outstanding common stock.

      In accordance with New Jersey law, a list of shareholders entitled to vote at the annual meeting shall be made available at the annual meeting.

________________________________________________________________________________

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
________________________________________________________________________________

      As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under New Jersey law and our Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of our independent registered public accounting firm, by checking the appropriate box a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under our Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked "ABSTAIN."

      The Board of Directors will designate an inspector of elections.

      Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares of our common stock be represented by proxy or present in person at the annual meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" EACH OF THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.
________________________________________________________________________________

                       PROPOSAL I - ELECTION OF DIRECTORS
________________________________________________________________________________

      Our Board of Directors is currently composed of 11 members and is divided into three classes, with one class of directors elected each year. Our directors will generally be elected to serve for a three-year period and until their respective successors have been elected and qualified. Three directors will be elected at the annual meeting, each to serve for a three-year period and until his successor has been elected and shall qualify. The Board of Directors has nominated Judith Q. Bielan, James E. Collins and Mark D. Hogan for election as directors at the annual meeting. Each nominee of the Board of Directors has consented to being named in this Proxy Statement.

      The table below sets forth certain information, as of March 5, 2007, regarding the composition of our Board of Directors, including the terms of office of Board members, and information regarding our executive officers and the executive officers of Bayonne Community Bank, our principal operating subsidiary. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

                                                                                                    Shares
                                       Position(s) Held With           Director     Current      Beneficially     Percent of
     Name                             the Company or the Bank    Age   Since(1)   Term Expires     Owned(2)        Class(2)
     ----                             -----------------------    ---   --------   ------------     --------        --------
                                                                NOMINEES

Judith Q. Bielan                             Director            42      2000         2006         124,139(3)         2.3%
James E. Collins                      Senior Lending Officer     58      2003         2006         162,921(4)         3.0
                                           and Director
Mark D. Hogan                          Chairman of the Board     41      2000         2006         198,434(5)         3.7

                                                                DIRECTORS

Robert Ballance                              Director            48      2000         2007         112,473(6)         2.1
Joseph Brogan                                Director            68      2000         2007         219,270(7)         4.0
Thomas M. Coughlin                    Chief Financial Officer    47      2002         2008         156,174(8)         2.9
                                           and Director
Joseph Lyga                                  Director            47      2000         2008          92,496(9)         1.7
Donald Mindiak                      President, Chief Executive   48      2000         2007         145,857(10)        2.7
                                       Officer and Director
Alexander Pasiechnik                         Director            45      2000         2008          95,366(11)        1.8
Dr. August Pellegrini, Jr.                   Director            47      2000         2007         102,281(12)        1.9
Joseph Tagliareni                            Director            52      2006         2008          34,926(13)         *

                                                EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Olivia Klim                          Executive Vice President    61       N/A          N/A          32,464 (14)        *
Amer Saleem                               Vice President         52       N/A          N/A           9,184 (15)        *

All directors and executive
 officers as a group (13 persons)              N/A               N/A      N/A          N/A       1,485,985           27.4%

-------------
*     Less than 1%.

(1)   Includes service as a director of Bayonne Community Bank.

(2) Includes shares underlying options that are exercisable within 60 days from the record date.

(3) Ms. Bielan has sole voting and dispositive power over 77,629 shares, shared voting and dispositive power over 10,086 shares with her spouse and shared voting and dispositive power over 1,890 shares with her children. Includes 34,534 shares underlying options exercisable within 60 days from the record date.

(4) Mr. Collins has sole voting and dispositive power over 120,178 shares, shared voting and dispositive power over 851 shares with his spouse and shared voting and dispositive power over 3,441 shares with his children. Includes 38,451 shares underlying options exercisable within 60 days from the record date.

(5) Mr. Hogan has sole voting and dispositive power over 144,610 shares, shared voting and dispositive power over 13,891 shares with his spouse and shared voting and dispositive power over 1,988 shares with his children. Includes 37,945 shares underlying options exercisable within 60 days from the record date.

(6) Mr. Ballance has sole voting and dispositive power over 73,768 shares, shared voting and dispositive power over 953 shares with his spouse and shared voting and dispositive power over 2,494 shares with his children. Includes 35,258 shares underlying options exercisable within 60 days from the record date.

(7) Mr. Brogan has sole voting and dispositive power over 70,120 shares, shared voting and dispositive power over 10,681 shares with his spouse and shared voting and dispositive power over 99,196 shares with his grandchildren. Includes 39,273 shares underlying options exercisable within 60 days from the record date

(8) Mr. Coughlin has sole voting and dispositive power over 134,660 shares. Includes 21,514 shares underlying options exercisable within 60 days from the record date.

(9) Mr. Lyga has sole voting and dispositive power over 56,525 shares, shared voting and dispositive power over 1,040 shares with his spouse and shared voting and dispositive power over 377 shares with his child. Includes 34,554 shares underlying options exercisable within 60 days from the record date.

(10) Mr. Mindiak has sole voting and dispositive power over 104,016 shares, shared voting and dispositive power over 2,950 shares with his spouse and shared voting and dispositive power over 1,561 shares with his child. Includes 37,330 shares underlying options exercisable within 60 days from the record date.

(11) Mr. Pasiechnik has sole voting and dispositive power over 60,676 shares. Includes 34,690 shares underlying options exercisable within 60 days from the record date.

(12) Dr. Pellegrini has sole voting and dispositive power over 67,167 shares. Includes 35,114 shares underlying options exercisable within 60 days from the record date.

(13) Mr. Tagliareni has sole voting and dispositive power over 22,920 shares, shared voting and dispositive power over 10,966 shares with his spouse and shared voting and dispositive power over 1,040 shares with his children.

(14) Ms. Klim has sole voting and dispositive power over 14,331 shares and shared voting and dispositive power over 2,883 shares with her spouse. Includes 15,250 shares underlying options exercisable within 60 days from the record date.

(15) Mr. Saleem has sole voting and dispositive power over 2,385 shares and shared voting and dispositive power over 945 shares with his spouse. Includes 5,854 shares underlying options exercisable within 60 days from the record date.

Biographical Information Regarding Directors, Executive Officers and Nominees

      Set forth below is biographical information regarding our directors and executive officers. Unless otherwise noted, each director has held the indicated position for at least five years.

Directors

      Robert Ballance, 48, is a Battalion Chief with the Bayonne Fire Department and the owner of Bob's Carpet located in Bayonne. Mr. Ballance is a director of the Bayonne Fire Exempt Association; a member of the Bayonne Elks B.P.O.E.; and has served as the Treasurer of Bayonne Fire Department Local #11. Mr. Ballance attended Saint Vincent DePaul Grammar School and Marist High School in Bayonne.

      Judith Q. Bielan, Esq., 42, is an attorney practicing law for 17 years. Ms. Bielan currently owns her own law firm, Bielan, Miklos, Makrogiannis & Demeter, P.C., which she formed in 1996. Ms. Bielan was a partner with Cavanaugh and Bielan, P.C. from 1993 to 1996, and associated with the firm of Schumann, Hanlon, O'Connor and McCrossin from 1989 to 1993. She is a member of the New York and New Jersey State Bars as well as an Officer of the Hudson County Bar Association. Ms. Bielan serves on the Hudson County Bar Association's Family Law Committee and serves on the Advisory Board for Holy Family Academy. She also coaches Bayonne PAL Junior Boys' Basketball. Ms. Bielan is a lifetime resident of Bayonne, having attended Our Lady Star of the Sea Elementary School and Holy Family Academy. In addition, she holds degrees from Montclair State College and Seton Hall Law School.

      Joseph Brogan, 68, has 45 years of experience in the insurance industry and is the founder of Brogan Insurance Agency located in Bayonne. Mr. Brogan is the former head of the State Farm Agents Association and is a current member of the Knights of Columbus and the Fraternal Order of Elks. Mr. Brogan attended Saint Aloysius Grammar School, Jersey City, and Seton Hall Preparatory School, has received a B.S. from Saint Peter's College and attended graduate school at Fordham and New Jersey City University.

      James E. Collins, 58, is Senior Lending Officer of Bayonne Community Bank, and has worked in the banking industry since 1972. He is the former Vice President of Lending at First Savings Bank of New Jersey and served as that bank's Community Reinvestment Officer and as a member of the Budget, Asset and Liability, Asset Classification and Loan Committees. In addition, Mr. Collins has served as Treasurer of the Bayonne Chamber of Commerce, as the past President of Ireland's 32 and as citywide director for Bayonne's C.Y.O. Sports Programs. Currently, Mr. Collins serves as a Director for Windmill Alliance, Inc. Mr. Collins attended St. Mary's, Our Lady Star of the Sea Elementary School and Marist High School, received a B.S. from St. Peter's College and attended graduate school at the Institute for Financial Education. Mr. Collins is a certified Real Estate Appraiser and a member of the Review Appraisers Association.

      Thomas M. Coughlin, 47, is Chief Operating Officer and Chief Financial Officer of the Company and the Bank, and has been employed in the banking industry for 20 years. Mr. Coughlin was formerly Vice President of Chatham Savings Bank and, prior to that, Controller and Corporate Secretary of First Savings Bank of New Jersey. While at First Savings Bank of New Jersey, Mr. Coughlin served in various capacities on several executive managerial committees, including, but not limited to, the Budget, Asset/Liability and Loan Review Committees. Mr. Coughlin, who received his CPA designation in 1982, is the past President of the American Heart Association and has served as Trustee of D.A.R.E. and the Bayonne P.A.L. Mr. Coughlin attended Saint Vincent DePaul Grammar School and Bayonne High School, and received a B.S. degree from Saint Peter's College.

      Mark D. Hogan, C.P.A., 41, is a sole practitioner with an office located in Bayonne. In addition, Mr. Hogan is a registered representative providing financial planning for his clientele. Mr. Hogan has achieved the following licenses and designations: NASD Series 7, 24 and 63, New Jersey Life and Health Insurance broker, New Jersey Property and Casualty Insurance broker. Mr. Hogan attended Saint Peter's Preparatory School and received a B.S. degree in Finance from Pace University. He is a member of the New Jersey Society of Certified Public Accountants. Mr. Hogan serves as the Chairman of the Board of Directors of the Company and the Bank.

      Joseph Lyga, 47, has served on the Bayonne Fire Department since 1985, having achieved the rank of Fire Captain. In addition, Mr. Lyga has been a self-employed contractor for the last 22 years. Mr. Lyga has served as President and Secretary/State Delegate of the Bayonne Fire Department Local #211 and has served as President, Vice President, Secretary and Treasurer of the Bayonne Fire Department Local #11. Mr. Lyga is also a member of the Sicilian Citizens Club and the Friends of Nick Capodice. Mr. Lyga attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, New Jersey City University and the Chubb Institute where he studied computer programming and network design.

      Donald Mindiak, 48, has been employed in the banking industry for over 30 years and has been President and Chief Executive Officer of Bayonne Community Bank since October 1999 and BCB Bancorp, Inc. since May 2003. Most recently he was employed by Summit Bank as a Manager of Strategic Planning and Support. Prior to his employment at Summit Bank, Mr. Mindiak was employed at First Savings Bank of New Jersey in Bayonne. During his tenure at First Savings Bank of New Jersey, he served as Treasurer and prior to that position as Controller. Mr. Mindiak served as an active member of the Asset/Liability, Budget, Investment and Rate Setting Committees while at First Savings Bank of New Jersey and was the former Chairman of the Asset Classification Committee. Mr. Mindiak has been a member of several trade organizations including: the Community Bankers Association, the Hudson County Savings League, the New Jersey Savings League and America's Community Bankers. In addition, Mr. Mindiak serves as a trustee of the Bayonne Medical Center Foundation Board. Mr. Mindiak received a B.A. degree from Rutgers, Newark College of Arts and Sciences and an M.B.A. degree in Finance from Fairleigh Dickinson University.

      Alexander Pasiechnik, 45, is President and Chief Executive Officer of Victoria T.V. Sales and Appliances. Mr. Pasiechnik was born in Bayonne and attended Saint Mary's, Our Lady Star of the Sea Elementary School, Marist High School, and Saint Peter's College.

      Dr. August Pellegrini, Jr., 47, has practiced general dentistry in Bayonne for 21 years and is past President of both the New Jersey Dental Association and the Hudson County Dental Society. Dr. Pellegrini is also a Hudson County delegate to the New Jersey Dental Association House of Delegates, and is a past member of the Board of Trustees of the New Jersey Foundation of Dentistry for Persons with Disabilities. Dr. Pellegrini is a faculty member at UMDNJ, New Jersey Dental School, in the Department of General and Hospital Dentistry. Dr. Pellegrini is also a member of the Knights of Columbus. Dr. Pellegrini attended Horace Mann Grammar School, Marist High School, Rutgers College and Temple University School of Dentistry.

      Joseph Tagliareni, 52, is the President and Chief Executive Officer of J&J Printing, located in Bayonne, and has over thirty years of printing experience. Mr. Tagliareni is a member of many civic organizations including: the Bayonne Chapter of UNICO National, the Knights of Columbus, New Era Civic Club, the United Christians and Jews Association, the Bayonne Chamber of Commerce, the Hometown Fair Committee, and the Chandelier Golf Committee. Mr. Tagliareni is the Vice President and a board member of the Bayonne Family YMCA and serves on the school board of Saint Mary's, Our Lady Star of the Sea Elementary School. Mr. Tagliareni is a committeeman for the First Ward in Bayonne. Mr. Tagliareni attended Lincoln School and Bayonne High School. Mr. Tagliareni was, until 2004, a director of BCB Bancorp, Inc. Mr. Tagliareni was a member of our Board of Directors from 2003 through 2004. Mr. Tagliareni declined to stand for re-election at the 2004 annual meeting.

Executive Officers who are not Directors

      The following is biographical information regarding our executive officers or executive officers of Bayonne Community Bank who are not also directors. Unless otherwise noted, each officer has held the indicated position for at least five years.

      Olivia M. Klim, 61, has been employed in the banking industry for over 38 years and is currently Executive Vice President of Business Development of Bayonne Community Bank. Prior to joining Bayonne Community Bank in October 2000, Mrs. Klim was employed by First Savings Bank of New Jersey, a division of Richmond County Financial, as a Business Development Officer responsible for the business development and operational functions at that bank's offices in Bayonne, New Jersey. Prior to her employment at First Savings, Mrs. Klim was employed at First Fidelity Bank as a Branch Administrator. Mrs. Klim is a Commissioner of the Bayonne Municipal Utilities authority, and serves in various capacities for the local Chapter of the Deborah Foundation, the College Opportunity Program, the American Institute of Banking for Women, and the Bayonne Bullet Proof Vest Funding Campaign. Further, Mrs. Klim serves on the Loan Review Committee for the Bayonne Economic Development Corporation. Mrs. Klim is a graduate of the Bayonne School system and attended St. Peter's College, and the Cohen & Brown School for Sales & Investments.

      Amer Saleem, 52, is a Vice President of Commercial Lending of Bayonne Community Bank. Prior to joining Bayonne Community Bank in 2002, Mr. Saleem was an Assistant Vice President of Commercial Lending of 1st Constitution Bank, Cranbury, New Jersey. Mr. Saleem holds a B.A. degree in Economics, Diploma in Accounting from City of London Polytechnic, London, England and an M.B.A. degree in Finance from Long Island University, New York. Mr. Saleem has 19 years of banking experience, specializing in commercial lending. Mr. Saleem is a member of the Officers' Lending Committee.

Board Independence

      The Board of Directors has determined that, except as to Messrs. Collins, Coughlin and Mindiak, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Collins, Coughlin and Mindiak are not considered independent because they are executive officers of the company.

      The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission ("SEC") and the Internal Revenue Service. There were no transactions not required to be reported under "--Transactions With Certain Related Person" that were considered in determining the independence of our directors.

Meetings and Committees of the Board of Directors

      Our Board of Directors meets on a monthly basis and may hold additional special meetings. Our standing committees include the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Bayonne Community Bank's standing committees include an Asset/Liability Management Committee, a Loan Committee, an Investment Committee and a Budget Committee. During the year ended December 31, 2006, our board of directors held 12 regular meetings and 3 special meetings. No director attended fewer than 75%, in the aggregate, of the total number of board meetings held and the total number of committee meetings in which he or she served during fiscal 2006. At last year's annual meeting all directors were in attendance.

The Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee consists of Directors Ballance, Lyga and Pellegrini. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee and the charter is attached as Appendix A. The charter has not been amended. The full Board of Directors, acting as a nominating committee, met one time during 2006.

      The functions of the Nominating and Corporate Governance Committee include the following:

      o to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board of Directors regarding committee membership;

      o to develop and recommend to the Board of Directors for its approval corporate governance guidelines; and

      o to develop and recommend to the Board of Directors for its approval a self-evaluation process for the Board of Directors and its committees.

      The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee of the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with ours;

      o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

      o is familiar with the communities in which we operate and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with their responsibilities to us and our shareholders; and

      o has the capacity and desire to represent the balanced, best interests of our shareholders as a group, and not primarily a special interest group or constituency.

      The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on our Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Shareholder Recommendations for the Nomination of Directors

      Our Board of Directors has adopted procedures for the submission of director nominees by shareholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by our shareholders. Shareholders can submit the names of candidates for director by writing to our Corporate Secretary, at 104-110 Avenue C, Bayonne, New Jersey 07002. The Chairman of the Board must receive a submission not less than 90 days prior to the anniversary date of our proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, the shareholder's suggestion must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

      o the name and address of the shareholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      o     a statement detailing any relationship between the candidate and us;

      o a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

      o detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      There have been no material changes to these procedures since they were previously disclosed in our proxy statement for the 2006 Annual Meeting of Shareholders.

      We have no written procedural or informational requirements for the presentation of a shareholder nomination at the Annual Meeting of Shareholders. It is expected that any person making a shareholder nomination at the annual meeting will provide the information set forth above regarding themselves and the proposed nominee.

Shareholder Communications with the Board

      A shareholder who wants to communicate with our Board of Directors or with any individual director can write to our President and Chief Executive Officer, 104-110 Avenue C, Bayonne, New Jersey 07002, Attention: Board Administration. The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board of Directors meeting, management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors.

Code of Ethics

      We have adopted a code of ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics has been filed as an exhibit to the Annual Report on Form 10-K.

The Audit Committee

      The Audit Committee consists of directors Hogan, Bielan, Brogan and Pellegrini. Each current member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

      o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

      o in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

      o     approving the scope of the audit in advance;

      o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

      o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

      o reviewing earnings and financial releases and quarterly reports filed with the SEC;

      o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

      o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

      o     reviewing the adequacy of the audit committee charter.

      The Audit Committee met ten times during 2006. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors believes that Mr. Hogan qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the SEC.

Audit Committee Report

      In accordance with SEC regulations, the Audit Committee has prepared the following report. As part of its ongoing activities, the Audit Committee has:

      o Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2006;

      o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 to be filed with the SEC. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to the ratification of the appointment by our shareholders.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                              The Audit Committee:
                            Mark D. Hogan, (Chairman)
                                Judith Q. Bielan
                                  Joseph Brogan
                           Dr. August Pellegrini, Jr.

      The Audit Committee has approved a list of procedures for the engagement of outside auditors to perform non-audit tasks. The following services cannot be provided by the auditor: financial information systems design and implementation; internal audit outsourcing; appraisal or valuation services, fairness opinions, and contribution in kind reports; management functions or human resources; bookkeeping; broker or dealer or investment banking services; legal services unrelated to the audit; actuarial services; and services determined by the Audit Committee to be impermissible. All permissible non-audit services must be pre-approved by the Audit Committee. The authority to approve audit and non-audit services may be delegated by the committee to one or more of its members, provided that any delegated approvals must be reported to the full Audit Committee and all approvals of non-audit services will be disclosed in our periodic reports.

Section 16(a) Beneficial Ownership Reporting Compliance

      Our common stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers, directors and 10% beneficial owners are required to file beneficial ownership reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based on our review of such ownership reports, we believe that no officer or director failed to timely file such ownership reports for the fiscal year ended December 31, 2006.

      Compensation Committee Interlocks and Insider Participation. During the fiscal year ended December 31, 2006, the Compensation Committee, which consisted of Robert Ballance, Judith Q. Bielan, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik, met three times to review the performance of the executive officers and determine compensation programs and adjustments. Messrs. Mindiak and Coughlin do not participate in the Board of Directors determination of their respective compensation as executive officers.

Compensation Discussion and Analysis

      Roles and Responsibilities The primary purpose of the Compensation Committee is to conduct reviews of the Company's general executive compensation policies and strategies in order to oversee and evaluate the Company's overall compensation structure and programs. Direct responsibilities include, but are not limited to:

      o Evaluating and approving goals and objectives relevant to compensation of the chief executive officer and other executive officers, and evaluating the performance of the executives in light of those goals and objectives;

      o Determining and approving the compensation level for the chief executive officer;

      o Determining and approving compensation levels of other key executive officers;

      o Recommending to the Board compensation policies for outside directors.

      Role of Executive Officers in Compensation Decisions. The Compensation Committee approves the compensation paid to the Chief Executive officer and our other executive officers. The performance of the Chief Executive Officer is reviewed annually by the Committee. The Chief Executive Officer presents annually to the Committee his assessment of the performance of the other executive officers and his recommendations for their salary adjustments and performance awards. The Committee exercises its discretion in determining the levels of compensation to be paid to those executives.

      The Compensation Committee approves equity compensation awards to all our officers. The Committee has given the Chief Executive Officer the authority to determine the non-equity compensation of all or our officers other than those officers mentioned in the preceding paragraph.

      Performance evaluations are generally measured on criteria applicable to us as a whole and to specific responsibilities of each executive. Criteria considered include earnings, return on equity, return on assets, asset quality, capital management, risk management, franchise expansion, corporate governance, expertise and general management skills, and each executive's contribution to our successful operation. These criteria are evaluated not only on current year performance, but also on the trend of performance over the past few years and within the context of unusual operating and performance issues inherent in the management of a highly capitalized, converted financial institution. Also, taken into consideration are factors outside of the control of management, such as the state of the economy, the interest rate environment, regulatory mandates and competition.

      Strict numerical formulas are not used to determine changes in compensation, instead, competitive considerations as set forth below are utilized in the decision process.

Our Executive Compensation Program Philosophy

      Overall Program Objective. We strive to attract, motivate and retain high-quality executives by providing total compensation that is performance-based and competitive with the various labor markets and industries in which we compete for talent. We provide incentives to advance the interests of shareholders and commensurate with performance. Overall, we design our compensations program to:

      o Support the business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievements;

      o     Retain and recruit executive talent; and

      o Align the interests of executive officers with the interest of shareholders.

      We seek to achieve these objectives through the following key compensation elements:

      o     A base salary;

      o     A performance-based annual bonus; and

      o     Equity based stock awards.

      Competitive Considerations. In making compensation decisions with respect to each element of compensation, the committee considers the competitive market for executives and compensation levels provided by comparable financial institution holding companies in our market area.

      The Committee does not attempt to set each compensation element for each executive within a particular range related to levels provided by industry peers. Instead, the Committee uses market comparisons as one factor in making compensation decisions. Other factors considered when making individual executive compensation decisions include individual contribution and performance, complexity and importance of role and responsibilities, leadership and growth potential.

      Executive Compensation Practices. Our practice, with respect to the key compensation elements identified above, as well as other elements of compensation, are set forth below, followed by a discussion of the specific factors considered in determining key elements of 2006 compensation for the named executive officers.

      Base Salary

      Purpose. The objective of base salary is to reflect job responsibilities, value to the company and individual performance with respect to market competitiveness.

      In setting salaries, the Committee considers the importance of linking a high proportion of named executive officers' compensation to performance in the form of the annual bonus, which is tied to both our performance measures and individual performance, as well as long-term stock-based compensation, which is tied to our common stock price performance and performance compared to an external peer group.

      Annual Bonus Incentives for Named Executive Officers

      Purpose. The compensation program provides for an annual bonus that is performance linked. The objective of the program is to compensate individuals based on the achievement of specific goals that are intended to correlate closely with growth of long-term shareholder value.

      Considerations. The annual bonus process for named executive officers involves four basic steps pursuant to our management incentive bonus program:

      o     At the outset of the fiscal year:

            1. Set overall performance goals for the year
            2. Set individual performance measures for the year
            3. Set a target bonus for each individual

      o     After the end of the fiscal year:

            4. Measure actual performance (individual and company-wide) against the predetermined performance goals and individual performance measures to determine the appropriate adjustment to the target bonus, as well as other performance considerations related to unforeseen events during year.

      Fiscal Year 2006 Decisions. At the beginning of the fiscal year 2006, the Committee established performance goals for fiscal 2006 bonuses based upon the following three corporate financial measures:

      o     Operating income;

      o Economic profit (net operating profit after tax, minus a charge for capital employed in the business, based on the cost of capital); and

      o     Earnings per share.

      Periodic Review. The Committee intends to review both the annual bonus program and the long-term incentive program annually to ensure that their key elements continue to meet the objectives described above.

Stock Option Grants
-------------------

      In 2006, no stock options were granted to the executives referred to as "Named Executive Officers" in this Proxy Statement. The Chief Executive Officer, the Chief Financial Officer and the Executive Vice President of the Company were granted stock options in 2002, 2003 and 2004.

      The purpose of the 2002 and 2003 Stock Option Plans was to enable the granting of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the retention and recruitment of those individuals.

      The Option Plans presented to our stockholders for approval stated the maximum number of shares of stock options that could be awarded or granted under the Plans. After approval of the Option Plans by our stockholders, the Compensation Committee granted stock options to directors and certain officers and employees. The grants were based on, among other things, the years of service and the role and responsibilities of the recipients in executing our growth objectives.

Total Compensation

      In making decisions with respect to any element of a named executive officer's compensation, the committee considers the total compensation that maybe awarded to the officer, including salary and annual bonus. In addition, in reviewing and approving employment agreements for named executive officers, the committee considers the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the agreement under a variety of circumstances. The Committees goal is to award compensation that is reasonable when all elements of potential compensation are considered.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee during fiscal 2006 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of Bayonne Community Bank served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors.

      Report of the Compensation Committee on Executive Compensation. The Compensation Committee of the Bank has reviewed and discussed the section of this proxy statement entitled "Compensation Discussion and Analysis" with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of the company that the "Compensation Discussion and Analysis" be included in this proxy statement.

      This report has been provided by the Compensation Committee: Robert Ballance, Judith Q. Bielan, Joseph Brogan, Mark D. Hogan, Joseph Lyga and Alexander Pasiechnik.

Executive Compensation

      Summary Compensation Table. The following table shows the compensation of Donald Mindiak, our principal executive officer, Thomas M. Coughlin, our principal financial officer and three other executive officers who received total compensation of $100,000 during the past fiscal year for services to the company or any of its subsidiaries during the year ended December 31, 2006.

---------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Change in
                                                                                             pension value
                                                                                                and non-
                                                                                               qualified
                                                                              Non-equity        deferred
                                                         Stock     Option   incentive plan    compensation     All other
Name and                            Salary     Bonus     awards    awards    compensation       earnings     compensation    Total
Principal Position         Year       ($)       ($)       ($)        ($)        ($)(1)            ($)           ($)(2)        ($)
------------------------------------------------------------------------------------------------------------------------------------
Donald Mindiak             2006   $ 136,500   $ 80,000   $  --      $  --     $     --           $  --         $  4,131    $ 220,631
  President, Chief
  Executive Officer and
  Director
------------------------------------------------------------------------------------------------------------------------------------

James E. Collins           2006   $ 120,000   $ 50,000   $  --      $  --     $ 13,000           $  --         $  3,588    $ 186,588
  Senior Lending
  Officer and  Director
------------------------------------------------------------------------------------------------------------------------------------

Thomas M. Coughlin         2006   $ 117,500   $ 50,000   $  --      $  --     $     --           $  --         $  3,603    $ 171,103
  Chief Financial
  Officer, Chief
  Operating Officer and
  Director
------------------------------------------------------------------------------------------------------------------------------------

Olivia Klim                2006   $ 114,101   $ 30,000   $  --      $  --     $     --           $  --         $  3,498    $ 147,599
  Executive Vice
  President - Business
  Development
------------------------------------------------------------------------------------------------------------------------------------

Amer Saleem                2006   $  94,500   $ 45,000   $  --      $  --     $ 13,000           $  --         $  2,854    $ 155,354
  Vice President -
  Commercial Lending
------------------------------------------------------------------------------------------------------------------------------------

-------------

(1) Loan production incentive compensation based on total dollar value of loan closings.

(2)   Employer matching 401-K contribution for 2006.

      During the year ended December 31, 2006 there were no grants of plan-based awards for our named executive officers.

      Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2006 for our named executive officers. All of the options granted became fully vested on December 31, 2005.


------------------------------------------------------------------------------------------------------------------------------------
                                                 Outstanding Equity Awards at Fiscal Year-End
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Option awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Equity incentive
                                                                                   plan awards:
                                                Number of         Number of         number of
                                               securities         securities        securities
                                               underlying         underlying        underlying
                                               unexercised       unexercised        unexercised                            Option
                                               options (#)       options (#)      earned options      Option exercise    expiration
              Name                             exercisable      unexercisable           (#)              price ($)          date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      11,344             $  5.29           7-8-2012
Donald Mindiak                                   37,330                          ---------------------------------------------------
  President, Chief Executive                                          --              14,580                9.34          8-14-2013
  Officer and Director                                                           ---------------------------------------------------
                                                                                      11,406               11.84          8-11-2014
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      11,344                5.29           7-8-2012
James E. Collins                                 38,451               --         ---------------------------------------------------
  Senior Lending Officer and                                                          15,701                9.34          8-14-2013
  Director                                                                       ---------------------------------------------------
                                                                                      11,406               11.84          8-11-2014
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       3,834               15.65           7-8-2012
Thomas M. Coughlin                               21,514                          ---------------------------------------------------
  Chief Financial Officer, Chief                                      --               9,287               15.65          8-14-2013
  Operating Officer and Director                                                 ---------------------------------------------------
                                                                                       8,393               15.65          8-11-2014
------------------------------------------------------------------------------------------------------------------------------------

Olivia Klim                                      15,250                               11,344                5.29           7-8-2012
  Executive Vice President -                                          --         ---------------------------------------------------
  Business Development                                                                 3,906               11.84           8-4-2013

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1,135                5.29           7-8-2012
Amer Saleem                                       5,854               --         ---------------------------------------------------
  Vice President - Commercial                                                          3,906               11.84          8-14-2013
  Lending                                                                        ---------------------------------------------------
                                                                                         513               10.18          10-31-2013
                                                                                 ---------------------------------------------------
                                                                                         300               15.60          12-21-2015
------------------------------------------------------------------------------------------------------------------------------------


      During the year ended December 31, 2006 there were no exercises of any options. We did not provide any pension benefits at and for the year ended December 31, 2006 for the named executive officers. We did not provide any defined contribution or other nonqualified deferred compensation plans at and for the year ended December 31, 2006 for the named executive officers.

      Change in Control Agreements. BCB Bancorp, Inc. and Bayonne Community Bank have entered into change in control agreements with each of the Named Officers. These agreements provide certain benefits in the event of a change in control of BCB Bancorp or Bayonne Community Bank. Each of the agreements provides for a term of 36 months. Commencing on each anniversary date, the change in control agreement automatically renews for an additional year unless advance written notice of non-renewal is provided to the Named Officer. The change in control agreements enable BCB Bancorp, Inc. and Bayonne Community Bank to offer to the Named Officers certain financial protection in the event of a change in control (as defined in the agreements). This type of protection is frequently offered by other financial institutions, and BCB Bancorp, Inc. and Bayonne Community Bank may be at a competitive disadvantage in attracting and retaining key employees if they do not offer similar protection.

      Following a change in control of BCB Bancorp, Inc. or Bayonne Community Bank, the Named Officers are entitled to payment under their agreements even if the Named Officer's employment does not terminate as a result of the change in control. In the event that a Named Officer who is a party to a change in control agreement is entitled to receive payments pursuant to the agreement, he or she will receive a cash lump sum payment up to a maximum of 2.999 times the Named Officer's average annual compensation for services performed for BCB Bancorp, Inc. and Bayonne Community Bank that was includible in gross income for the most recent five taxable years ending before the date of the change in control. Such payment is subject to applicable withholding taxes. The lump sum payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

      In addition to the lump sum payment, the Named Officers are entitled to receive health coverage for themselves and their dependents, at a level that is comparable to the health benefits provided immediately before the change in control, at no cost to the Named Officers for a period of 36 months from the date of the change in control. The value of the health benefits could cause an excess parachute payment under Section 280G of the Internal Revenue Code. To the extent the Named Officers experience an excess parachute payment, BCB Bancorp, Inc. and Bayonne Community Bank shall pay each Named Officer, pursuant to a written agreement, an amount equal to the Named Officer's tax liability that results from the excess parachute payment. The Board believes that these agreements are in the best interests of BCB Bancorp, Inc. and Bayonne Community Bank because they will provide the intended benefits to the Named Officers without any reduction for tax penalties related to the payments. This arrangement provides a further incentive for the Named Officers to achieve successful results in the management and operation of BCB Bancorp, Inc. and Bayonne Community Bank.

Director Compensation

      Directors' Summary Compensation Table. Set forth below is summary compensation for each of our non-employee directors. During the year ended December 31, 2006, we did not provide any stock awards or option grants to our directors. Furthermore, we do not provide any non-equity incentive plan compensation or pension compensation to our directors.


--------------------------------------------------------------------------------------------------
                                       Director Compensation
--------------------------------------------------------------------------------------------------
                                                    Change in pension
                                                     value and non-
                                                   qualified deferred
                                                      compensation
                             Fees earned or paid        earnings            All other       Total
Name                             in cash ($)               ($)           compensation ($)    ($)
--------------------------------------------------------------------------------------------------
Mark D. Hogan                       33,750                 --                  --           33,750
--------------------------------------------------------------------------------------------------
Robert Ballance                     33,250                 --                  --           33,250
--------------------------------------------------------------------------------------------------
Judith Q. Bielan                    27,750                 --                  --           27,750
--------------------------------------------------------------------------------------------------
Joseph Brogan                       28,500                 --                  --           28,500
--------------------------------------------------------------------------------------------------
Joseph Lyga                         33,500                 --                  --           33,500
--------------------------------------------------------------------------------------------------
Alexander Pasiechnik                33,500                 --                  --           33,500
--------------------------------------------------------------------------------------------------
Dr. August Pellegrini, Jr.          26,750                 --                  --           26,750
--------------------------------------------------------------------------------------------------
Joseph Tagliareni                   34,250                 --                  --           34,250
--------------------------------------------------------------------------------------------------

      During the year ended December 31, 2006, we did not pay board fees but Bayonne Community Bank's Board of Directors received fees totaling $251,250. Directors received fees of between $26,750 and $34,250 based on their tenure. Directors Collins, Coughlin and Mindiak, as members of executive management, do not receive directors' fees.

      Deferred Compensation Plan for Directors. The Board of Directors of Bayonne Community Bank adopted the 2005 Director Deferred Compensation Plan (the "2005 Deferred Plan"), which became effective on October 1, 2005. The 2005 Deferred Plan is designed to comply with the requirements of Internal Revenue Code Section 409A. Pursuant to the 2005 Deferred Plan, directors of Bayonne Community Bank may elect to defer, on a pre-tax basis, receipt of all or any portion of the fees and retainers received for their service on the Board of Directors and on committees of the Board of Directors, but only to the extent such amounts are attributable to services not yet performed. The Bank credits the deferred amounts to a bookkeeping account. Interest is paid on such deferred amounts at a rate equal to the rate payable on Bayonne Community Bank's highest paying time deposit, as determined as of the first day of each month, or as adjusted from time to time. The Bank may establish a rabbi trust to which Bayonne Community Bank may deposit such deferrals and interest, but such deposits shall remain subject to the claims of Bayonne Community Bank's creditors.

      Directors may make a deferral election during the first 30 days of becoming eligible for the 2005 Deferred Plan with respect to amounts earned that year, specifying the amount deferred and the time and form of payment. Deferral amounts continue in effect until the director files a notice of adjustment with Bayonne Community Bank. In addition, if the amount of director fees and/or retainers is increased, the director may increase the amount of his deferral by filing a notice of adjustment with Bayonne Community Bank. Such adjustments take effect as of January 1 following the date the notice is given to Bayonne Community Bank. Such deferral election is irrevocable with respect to the calendar year for which it is filed, provided, however, that a director may delay distributions or modify a previous deferral election if: (i) the new deferral election is not effective for 12 months, (ii) the original distribution date is at least 12 months from the date of the change in the election, and
(iii) the new distribution date must be at least five years after the original distribution date.

      Deferred fees will be paid out on the date designated by the director in his or her deferral election form or upon the director's death, disability or separation from service as a director of Bayonne Community Bank, if such date is earlier than his or her designated distribution date. However, payments upon termination of employment to directors who are "key employees" under the Internal Revenue Code will not be made until the first day of the seventh month following such termination of employment. Distributions may also be made earlier than the designated distribution date if the distribution is necessary to satisfy a financial hardship, as defined in Internal Revenue Code Section 409A. At the election of the director, the distribution may be paid out in a lump sum or in equal installments over a period not to exceed ten years.

Benefit Plans

      2003 Stock Option Plan. Our 2003 Stock Option Plan provided for the grant of options to purchase 358,910 shares of common stock, adjusted for stock dividends. Pursuant to the 2003 Stock Option Plan, no options were granted in 2006. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in our corporate structure. The stock options granted vested 20% upon grant and at the annual rate of 20% per year thereafter. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in our control, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds our weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      2002 Stock Option Plan. Our 2002 Stock Option Plan provided for the grant of options to purchase 241,980 shares of common stock, adjusted for stock dividends. Pursuant to the 2002 Stock Option Plan, no options were granted in 2006. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in our corporate structure. The stock options granted vest at the rate of 20% per year. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in our control, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds our weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      In December 2005, in response to changes in the accounting of limited rights and other cash settlement features set forth in the 2003 Stock Option Plan and the 2002 Stock Option Plan, both stock option plans were amended to eliminate the ability to award limited rights, to eliminate outstanding limited rights with the consent of the award recipient, to eliminate the right to receive a cash settlement of an option following a transaction in which our stockholders are to receive securities that are not registered under the Securities Act of 1933, and to provide that no provision of the plan shall operate to require the cash settlement of a stock option in circumstances that are not in our discretion.

Related Party Transactions

      Bayonne Community Bank leases its 860 Broadway branch office from a limited liability company owned by directors Hogan, Ballance, Bielan, Brogan, Collins, Coughlin, Lyga, Pasiechnik, Pellegrini and Tagliareni. Based upon a market rental value appraisal obtained prior to entering into the lease agreement, we believe that the terms and conditions of the lease are comparable to terms that would have been available from a third party that was unaffiliated with Bayonne Community Bank. During 2006, total lease payments of $142,600 were made to the limited liability company. Payments under the lease currently total $13,750 per month. Each director's percentage ownership in the limited liability corporation is equivalent.

      Mr. Tagliareni, a member of the board of directors, is President and Chief Executive Officer of J&J Printing. We paid J&J Printing $80,500 during 2006 for printing services.

      Other than as described in the preceding two paragraphs, no directors, executive officers or immediate family members of such individuals have engaged in transactions with us involving more than $60,000 (other than through a loan) during the preceding year. In addition, no directors, executive officers or immediate family members of such individuals were involved in loans from us involving more than $60,000 which were not made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectability or present other unfavorable features.

      We require that any transaction in which a director, officer or a member of their immediate family has an interest, and in which Bayonne Community Bank is involved must be reviewed and approved by the board of directors. Any such transaction must be made on terms no less favorable to us than it would be if we entered into a similar relationship with an unaffiliated third party. Any lending relationship between a director, officer or a member of their immediate family and Bayonne Community Bank must be reviewed and approved by the board of directors. All such loans are made on substantially the same terms as loans to third parties, consistent with banking regulations governing the origination of loans to directors, officers and employees of Bayonne Community Bank. The entire board is responsible for overseeing the application of these polices and procedures, which are part of our written policies.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to us. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the our directors and officers are made in conformity with the Federal Reserve Act regulations.

________________________________________________________________________________

                               MARKET INFORMATION
________________________________________________________________________________

      On December 14, 2005, our common stock began trading on Nasdaq Global Select Market. Previously, our common stock was traded on the Over the Counter Electronic Bulletin Board. We currently have three market makers in accordance with Nasdaq rules. However, no market maker has an obligation to continue to make a market for our common stock and could discontinue making a market at any time. As of March 5, 2007, we had approximately 1,550 shareholders of record.

________________________________________________________________________________

   PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
________________________________________________________________________________

      Our independent registered public accounting firm for the year ended December 31, 2006 was Beard Miller Company LLP ("Beard Miller"). The Audit Committee of the Board of Directors has approved the engagement of Beard Miller to be our independent registered public accounting firm for the year ending December 31, 2007, subject to the ratification of the engagement by our shareholders at this annual meeting. The Audit Committee of the Board of Directors approved Beard Miller as our independent registered public accounting firm upon completion of the combination described above. Representatives of Beard Miller are expected to attend the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Shareholder ratification of the selection of the independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in our best interests and the best interests of our shareholders.

Fees Paid to Beard Miller

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller during 2006 and 2005:

      Audit Fees. The aggregate fees billed to us by Beard Miller for professional services rendered for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings and engagements was $70,889 and $109,481 during the fiscal years ended December 31, 2006 and 2005, respectively. The 2005 amount includes $50,228 for services related to the preparation of our Registration Statement on Form S-1 filed with the Securities and Exchange Commission during the fourth quarter of 2005.

      Audit Related Fees. There were no fees billed to us by Beard Miller for assurance and related services that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above for the years ended December 31, 2006 and December 31, 2005.

      Tax Fees. The aggregate fees billed to us by Beard Miller for professional services rendered for tax compliance, tax advice and tax planning was $7,000 and $5,000 during the fiscal years ended December 31, 2006 and 2005, respectively. These services include the calculation of and preparation of all pertinent federal and state tax forms relative to us and our subsidiaries, and the maintenance of all applicable schedules and work papers relative to the same.

      All Other Fees. There were no fees billed to us by Beard Miller that are not described above during the fiscal years ended December 31, 2006 and 2005, respectively.

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to costs incurred with the management consulting services rendered, is compatible with maintaining Beard Miller's independence. The Audit Committee concluded that performing such services does not affect Beard Miller's independence in performing its function as auditor for us.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered public accounting firm

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Required Vote and Recommendation of the Board of Directors

      In order to ratify the selection of Beard Miller as independent registered public accounting firm for the 2007 year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

________________________________________________________________________________

                              SHAREHOLDER PROPOSALS
________________________________________________________________________________

      In order to be eligible for inclusion in our proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 104-110 Avenue C, Bayonne, New Jersey 07002, no later than November 11, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

________________________________________________________________________________

                                  OTHER MATTERS
________________________________________________________________________________

      Our Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any other matter should properly come before the annual meeting, the Proxy Committee of the Board of Directors will have authority to vote its proxies in its discretion with respect to any matter as to which the Board of Directors is not notified at least five business days before the date of the Proxy Statement.

________________________________________________________________________________

                       MISCELLANEOUS/FINANCIAL STATEMENTS
________________________________________________________________________________

      We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. Our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

      A FORM 10-K CONTAINING FINANCIAL STATEMENTS AT AND FOR THE YEAR ENDED DECEMBER 31, 2006 IS BEING FURNISHED TO SHAREHOLDERS. THIS DOCUMENT CONSTITUTES OUR ANNUAL DISCLOSURE STATEMENT. COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE AT THE COMMISSION'S WEB SITE (www.sec.gov), AND ARE AVAILABLE WITHOUT CHARGE BY WRITING TO BCB BANCORP, INC. AT 104-110 AVENUE C, BAYONNE, NEW JERSEY 07002, ATTENTION: CORPORATE SECRETARY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mark D. Hogan

                                          Mark D. Hogan
                                          Chairman of the Board

Bayonne, New Jersey
March 12, 2007

                                   PROXY CARD

                                 REVOCABLE PROXY

                                BCB BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 2007

      The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of BCB Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at The Chandelier Restaurant, 1081 Broadway, New Jersey 07002 on April 26, 2007, at 10:00 a.m. Eastern time. The Board of Directors are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                   VOTE
1.    The election as directors of all nominees listed below            FOR      WITHHELD
      (except as marked to the contrary below).                         ---      --------

      Judith Q. Bielan

      James E. Collins

      Mark D. Hogan

      INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

      ______________________________________
      ______________________________________

2.    The  ratification of the appointment of Beard Miller              FOR       AGAINST      ABSTAIN
      Company LLP as independent registered public                      ---       -------      -------
      accounting firm for the Company for the year ending
      December 31, 2007.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ON THIS PROXY. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, A MAJORITY OF THE BOARD OF DIRECTORS WILL HAVE THE AUTHORITY TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY MATTER AS TO WHICH THE BOARD OF DIRECTORS IS NOT NOTIFIED AT LEAST FIVE BUSINESS DAYS BEFORE THE DATE OF THIS PROXY STATEMENT.

      The annual meeting may be postponed or adjourned for the purpose of soliciting additional proxies.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to our Corporate Secretary at the annual meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to our Corporate Secretary at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the annual meeting and a Proxy Statement dated March 12, 2007 and the Annual Report on Form 10-K with audited financial statements.


                                            |_|  Check Box if You Plan
Dated: _________________________                 to Attend annual meeting


_______________________________                  _______________________________
PRINT NAME OF SHAREHOLDER                        PRINT NAME OF SHAREHOLDER


_______________________________                  _______________________________
SIGNATURE OF SHAREHOLDER                         SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.


                                       2